SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     Maxim Series Fund, Inc.
        (Name of Registrant as Specified in Its Charter)

                     Maxim Series Fund, Inc.
           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]No fee required.
[ ]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          Title of each class of securities to which transaction applies:

          Aggregate number of securities to which transaction applies:

          Per unit price or other underlying value of transaction computed pursuant to Exchange
          Act Rule 0-11:*

          Proposed maximum aggregate value of transaction:

          Total fee paid:

  * Set forth the amount on which the filing is calculated and state how it was determined.

[ ]Fee paid previously with preliminary materials
[ ]Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration
  statement number, or the Form or Schedule and the date of its filing.

     Amount previously paid:

     Form, Schedule or Registration Statement No.:

     Filing Party:

     Date Filed:
                     MAXIM SERIES FUND, INC.
                     8515 EAST ORCHARD ROAD
                   ENGLEWOOD, COLORADO  80111





March 21, 1997



Participants and Contract Owners of
FutureFunds Series Account, Pinnacle
Series Account, Maxim Series Account
and Retirement Plan Series Account

Dear Participants and Contract Owners:

Enclosed you will find proxy solicitation materials for the annual meeting of shareholders of
Maxim Series Fund, Inc. (the "Fund"). As you know, your variable annuity contract or variable life policy, issued by Great-West Life & Annuity Insurance Company ("GWL&A"), is funded in part by purchase of shares of the Fund. You have the right under the contract to direct GWL&A as to the voting of a proportionate number of Fund shares consistent with the value of your variable contract.

There are four proposals which you are being asked to consider.
Proposals 1 and 2 affect
all participants and contractowners.

Proposal 3 affects only the participants contractowners with allocations to the Foreign Equity
Portfolio as of February 28, 1997 and Proposal 4 affects only the participants and contractowners with allocations to the MidCap Portfolio as of February 28, 1997. As explained in the enclosed proxy material, only those Participants and Contract Owners with an investment corresponding to these Portfolios may vote on these matters.

We urge you to complete the enclosed proxy form and return it as promptly as possible.
Please be sure to sign the proxy cards as we cannot count your vote if the proxy card is unsigned.

Sincerely,

/s/ Ruth B. Lurie

Ruth B. Lurie
Secretary

                                     PROXY
                            MAXIM SERIES FUND, INC.
            PROXY for ANNUAL METING OF SHAREHOLDERS APRIL 22, 1997

The undersigned hereby appoints R.B. Lurie, B.A. Byrne or G.R. Derback, or any of them, with full power of substitution to each, to be the attorneys and proxies of the undersigned at the Annual Meeting of Shareholders of Maxim Series Fund, Inc. to be held at 8515 E. Orchard Rd., Englewood, Colorado, at
10:00 a.m. on April 22, 1997 and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on February 28, 1997, upon the proposals below and as set forth in the Notice of Special Meeting and Proxy Statement for such meeting.

1. ELECTION OF MEMBERS OF THE BOARD OF DIRECTORS OF MAXIM SERIES
FUND, INC.
   to serve until their successors are elected and qualified.
   [  ]  FOR all nominees listed below (except as marked to the contrary below)
   [ ] WITHHOLD AUTHORITY to vote for all nominees listed below (INSTRUCTION: To withhold authority for any individual nominee, mark the box next to the
   nominee's name below.)
   [  ] R. P. Koeppe    [  ]  R. Jennings    [  ]  J.D. Motz    [
]  D.L. Wooden    [  ]  S. Zisman

2. PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP as the
independent
   auditors for Maxim Series Fund, Inc. for the fiscal year ending December 31, 1997.
                [  ]  FOR       [  ]  AGAINST           [  ]
ABSTAIN
        (The Board of Directors recommends a vote FOR)

3.      PROPOSAL TO APPROVE OR DISAPPROVE THE SUB-ADVISORY
AGREEMENT for the
        Foreign Equity Portfolio.
                [  ]  FOR       [  ]  AGAINST           [  ]
ABSTAIN
        (The Board of Directors recommends a vote FOR)

4.      PROPOSAL TO APPROVE OR DISAPPROVE THE AMENDMENT TO THE
SUB-ADVISORY
        AGREEMENT for the MidCap Portfolio.
                [  ]  FOR       [  ]  AGAINST           [  ]
ABSTAIN
        (The Board of Directors recommends a vote FOR)

5. In the Board of Directors' discretion, on such other business which may properly come before the meeting or any adjournment thereof.

This Proxy will be voted as specified.  IF NO SPECIFICATIONS ARE
MADE, THIS PROXY WILL BE
VOTED AS STATED IN THE PROXY STATEMENT.  THIS PROXY IS SOLICITED ON
BEHALF OF THE
BOARD OF DIRECTORS.


Dated:                          , 1997

                                                (Signature of
Shareholder)

This Proxy may be revoked by the Shareholder (Contractowner) at any time prior to the Special Meeting.

            Please sign and date your Proxy and return promptly in the accompanying envelope.
                     MAXIM SERIES FUND, INC.

               Executive Offices:8515 East Orchard Road
                              Englewood, Colorado 80111

               Mailing Address:P.O. Box 1700
                              Denver, Colorado 80201

          NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF MAXIM SERIES FUND, INC.:

     You are hereby notified that pursuant to the Bylaws of Maxim
Series Fund, Inc. ("the Fund"), the
1997 Annual Meeting of its Shareholders ("the Meeting") will be held at 8515 E. Orchard Road,
Englewood, Colorado on Tuesday, April 22, 1997 at 10:00 a.m.
Mountain Daylight Time for the following purposes:

     1. To elect five directors to serve for the ensuing year;

     2. To ratify or reject the selection of Deloitte & Touche LLP as independent auditors of the Fund for its fiscal year ending December 31, 1997;

     3. For shareholders of the Foreign Equity Portfolio only: To consider and act upon a proposal to change the sub-adviser to the Foreign Equity Portfolio;

     4. For shareholders of the MidCap Portfolio only: To consider and act upon a proposal to change the fees paid to Janus Capital Corporation, sub-adviser to the MidCap Portfolio;

     5. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on February 28, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. Owners of certain variable annuity contracts issued by Great-West Life & Annuity Insurance
Company are entitled to provide voting instructions with respect to their proportionate interest in the
Portfolios of the Fund.

     You are invited and encouraged to attend the Meeting.
Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the envelope provided for that purpose. The enclosed Proxy is being solicited by the Board of Directors of the Fund.

                              By Order of the Board of Directors

                                 /s/ Ruth B. Lurie

March 21, 1997                Ruth B. Lurie
                              Secretary

                     YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.  PLEASE
INDICATE YOUR
VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.  DATE, SIGN AND
RETURN IT IN THE
ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND
NEEDS NO
POSTAGE IF MAILED IN THE UNITED STATES.  WE ASK YOUR COOPERATION IN
MAILING YOUR
PROXY CARD PROMPTLY.

                         PROXY STATEMENT

                     MAXIM SERIES FUND, INC.

                    Executive Offices:8515 East Orchard Road
                                      Englewood, Colorado 80111

                    Mailing Address:P.O. Box 1700
                                    Denver, Colorado 80201

                                                   April 22, 1997

               1997 ANNUAL MEETING OF SHAREHOLDERS

Introduction

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Maxim Series Fund, Inc. ("the Fund"), a Maryland corporation, to be voted at the 1997
Annual Meeting of Shareholders of the Fund ("the Meeting"), to be held at 8515 E. Orchard Road,
Englewood, Colorado, on Tuesday, April 22, 1997 at 9:30 a.m. It is anticipated that the approximate mailing date of this Proxy Statement will be March 21, 1997.

     The Board of Directors has fixed the close of business on February 28, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof (the "Record Date"). Owners of contracts ("Contractowners") issued through the
Series Accounts (as that term is defined below) by Great-West Life & Annuity Insurance Company
("GWL&A") who have allocated contract value to one or more of the Portfolios as of the Record Date will be entitled to provide voting instructions with respect to their proportionate interest (including fractional interests) in each Portfolio. Shares of the Portfolios are sold to the Maxim Series Account, FutureFunds
Series Account and Retirement Plan Series Account of GWL&A to fund certain variable annuity contracts issued by GWL&A. Shares are also sold to Pinnacle Series Account to fund certain variable life insurance contracts issued by GWL&A. The above-mentioned accounts of GWL&A are hereinafter referred to as the "Series Accounts." In addition, shares of the Portfolios are sold to the Qualified Series Account
FutureFunds Series Account II of GWL&A and TNE Series (k) Account to fund certain variable annuity contracts issued by New England Life Insurance Company. Qualified Series Account, FutureFunds Series
Account II and TNE Series (k) Account are not registered with the Securities and Exchange Commission and the vote of the owners of contracts issued through Qualified Series Account, FutureFunds Series
Account II and TNE Series (k) Account are not being solicited.

     The investment adviser to the Fund is G W Capital Management, Inc. ("GWCMI") 8515 E. Orchard
Road, Englewood, Colorado 80111, a wholly owned subsidiary of GWL&A.

     Shares of the Portfolios are owned by the Series Accounts, on behalf of Contractowners and by
The Great-West Life Assurance Company ("Great-West") who provided initial capital to the Fund. In accordance with its view of present applicable law, shares attributable to each of the Portfolios held in the Series Accounts will be voted based on instructions received from the Contractowners who have allocated contract value to one or more Portfolios as of the Record Date. The number of votes which a
Contractowner has the right to cast will be determined by applying his/her percentage interest in a
Portfolio (held through a Series Account) to the total number of votes attributable to such Portfolio. In determining the number of votes, fractional shares will be recognized. Fund shares as to which no timely instructions are received and Fund shares owned by Great-West, Qualified Series Account FutureFunds
II Series Account and TNE Series (k) Account will be voted by GWL&A in proportion to the voting instructions which are received with respect to all Contracts participating in that Investment Division.
Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast. A proxy may be revoked at any time before it is voted by the furnishing of a written revocation, properly executed, to the Fund's Secretary before the Meeting or by attending the meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Fund or GWL&A or its agents or affiliates personally or by telephone.

     The following table indicates the Portfolios being solicited with respect to the Proposals being presented at the meeting:

Proposal

Summary

Eligible Voters

1. Election of Directors A proposal regarding the election of the members of the Board of Directors of Maxim
Series Fund, Inc. to serve until
their successors are elected
and qualified.

All Contractowners having an
interest in any investment
option corresponding to any
Portfolio of Maxim Series
Fund.

2.  Ratification of Auditors
A proposal regarding the
ratification of the selection of
Deloitte & Touche as
independent auditors for
Maxim Series Fund, Inc. for the
fiscal year ending December
31, 1997.

All Contractowners having an
interest in any investment
option corresponding to any
Portfolio of Maxim Series
Fund.

3.  Approval of changes
relating to the Foreign Equity
Portfolio

A proposal to change the sub-
adviser of the Foreign Equity
Portfolio.

Only Contractowners having
an interest in an investment
option corresponding to the
Foreign Equity Portfolio of
Maxim Series Fund.

4.  Approval of changes
relating to the MidCap
Portfolio

A proposal to change the fees
paid to Janus Capital
Corporation, sub-adviser to the
MidCap Portfolio.

Only Contractowners having
an interest in an investment
option corresponding to the
MidCap Portfolio of Maxim
Series Fund.

If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. Approval of Proposals 1 and 2 must be approved by a majority of the shares present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present. Approval of Proposals 3 and 4 requires the vote of a "majority of the outstanding voting securities," within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). The term "majority of the outstanding voting securities" is defined under the 1940 Act to mean: (a) 67% or more of the outstanding shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares, whichever is less.

     The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to approve
Proposals 1, 2, 3 and 4. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote.
If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of such proposal and will vote against adjournment those shares which they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     The Fund and the Portfolios will pay no expenses associated with this proxy solicitation. Such expenses will be paid by GWCMI. Management of the Fund knows of no other business, other than that set forth in Proposals 1, 2, 3, and 4 which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.
Beneficial Ownership

     The Fund presently consists of twenty-two Portfolios, each of which issues a separate class of common stock, par value $.10 per share.
Holders of common stock of each Portfolio on the Record Date will be entitled to one vote for each share held (and fractional vote corresponding to any fractional shares), with no shares having cumulative voting rights.

     As of the Record Date, no persons other than the Series
Accounts, Qualified Series Account, FutureFunds II Series Account,
TNE Series
(k) Account and Great-West were entitled to provide voting instructions with respect to 5% or more of a Portfolio's outstanding shares and the
Directors and executive officers of the Fund did not own any Portfolio shares.

     As of the Record Date, all of the shares of each Portfolio were owned of record by either (1) Pinnacle Series Account ("Pinnacle"), (2) Maxim
Series Account ("Maxim Account"), (3) FutureFunds Series Account ("FutureFunds"), (4) Retirement Plan Series Account ("Retirement Plan"), (5)
Qualified Series Account ("Qualified"), (6) FutureFunds II Series Account ("FutureFunds II"), (7) TNE Series (k) Account ("TNE (k)"); or (8) Great-West who provided initial capital to the Fund. The number of shares outstanding for each Portfolio of the Fund and shares of each Portfolio held by these respective entities are set forth below.

Portfolio
Total Aggregate Shares
Pinnacle
Maxim Account
FutureFunds
Retirement Plan
Qualified
FutureFunds II
TNE (k)
Great-West

Money Market
426,373,932
338,790
2,471,367
74,440,175
1,101,099
957,186
324,977,935
22,087,380
N/A

Bond
63,295,848
482,608
3,258,631
43,352,694
N/A
79,066
16,122,849
N/A
N/A

Investment Grade Corporate Bond
78,890,759
N/A
N/A
N/A
233,483
320,799
72,259,798
6,076,679
N/A

Short-Term Maturity Bond
41,760,038
N/A
N/A
N/A
38,496
N/A
34,198,590
5,326,976
2,195,976

U.S. Government Securities
60,521,030
1,158,421
9,818,816
38,812,330
N/A
N/A
10,731,463
N/A
N/A

U.S. Government Mortgage Securities
120,138,693
N/A
N/A
N/A
407,220
N/A
111,743,846
7,987,627
N/A

Total Return
48,255,699
248,880
3,609,384
4,127,821
679,295
N/A
37,903,324
1,686,995
N/A

Stock Index
405,745,260
629,893
7,191,764
159,059,143
1,673,027
2,376,848
226,983,998
7,830,587
N/A

Small-Cap Index
69,367,385
N/A
125,942
6,834,077
933,314
N/A
55,499,072
5,974,980
N/A

Growth Index
62,982,628
N/A
N/A
N/A
1,698,000
N/A
54,290,058
6,994,570
N/A

Value Index
92,323,809
N/A
N/A
N/A
1,394,800
N/A
80,102,407
10,826,602
N/A

MidCap
144,689,099
N/A
810,550
27,494,449
N/A
N/A
116,384,100
N/A
N/A

Small-Cap Value
31,862,354
N/A
16,760
610,099
444,773
N/A
25,535,008
3,668,852
1,586,862

Foreign Equity
78,775,583
N/A
N/A
N/A
445,695
N/A
68,340,616
9,989,272
N/A

Corporate Bond
80,523,158
N/A
141,146
7,057,055
457,783
N/A
64,049,726
8,817,448
N/A

Maxim Vista Growth & Income
72,659,031
N/A
N/A
N/A
N/A
N/A
72,659,031
N/A
N/A

Maxim INVESCO Small-Cap Growth
24,977,081
N/A
401,839
11,639,265
N/A
N/A
10,842,286
N/A
2,093,691

Maxim INVESCO ADR
6,745,700
N/A
189,102
2,503,119
N/A
N/A
2,005,697
N/A
2,047,782

Maxim T. Rowe Price Equity/Income
55,744,394
N/A
759,734
24,985,941
N/A
N/A
29,991,805
N/A
6,914

Small-Cap Aggressive Growth
72,660,219
N/A
N/A
N/A
1,435,561
N/A
63,786,359
7,438,299
N/A

International Equity
77,971,873
N/A
N/A
28,971,911
N/A
N/A
48,999,962
N/A
N/A
Maxim INVESCO Balanced
16,976,568
N/A
20,055
1,028,122
N/A
N/A
13,412,971
N/A
2,515,420

PROPOSAL 1: ELECTION OF DIRECTORS

     At the Meeting, five Directors will be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. It is the intention of the persons named in the enclosed Proxy to nominate and vote in favor of the election of the persons listed below.

     In accordance with the Bylaws of the Fund, there shall be five Directors, all of whom shall be elected to one year terms. Each nominee listed below has consented to serve as a Director. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the Proxies received will be voted for such substitute nominees as the board of Directors may recommend.

     The following information is furnished with respect to the nominees:

Name and Address         Principal Occupation     Age  Director
of Nominee               During the Last 5 Years       Since

Rex Jennings             President Emeritus, Denver    72   1988
12510 E. Evans Circle, #CMetro Chamber of Commerce
Aurora, Colorado 80014   (since 1987)

Douglas L. Wooden*       Senior Vice-President,        40   1997
5 Huntwick Lane          Financial Services, of GWL&A
Englewood, Colorado 80110GWL&A (since 1996); Senior
                         Vice-President, Financial Services
                         of Great-West (since 1996); Senior
                         Vice-President, Chief Financial
                         Officer of GWL&A (1990-1996); Senior
                         Vice-President, Chief Financial Officer
                         of Great-West (1990-1996)

James D. Motz*           Senior Vice-President,        47   1994
5037 E. Nichols Place    Employee Benefits, of GWL&A
Littleton, Colorado 80122(since 1992); Senior Vice-President,
                         Employee Benefits of Great-West
                         (since 1991)

Sanford Zisman           Attorney, Zisman & Ingraham, P.C55 1982
3773 Cherry Creek Drive N.
Suite 250
Denver, Colorado 80209

Richard P. Koeppe        Retired Superintendent,       65   1987
8679 E. Kenyon Avenue    Denver Public Schools
Englewood, Colorado 80017

     *"Interested person", as defined in the Investment Company Act of 1940, of the Fund.

Committees and Board of Directors Meetings

     The Board of Directors has a standing Audit Committee, which consists, and which after the election of the above named nominees as Directors is expected to consist, of the three Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940. The committee will be made up of Rex Jennings, Richard P. Koeppe and Sanford Zisman if each is elected.
The purpose of the Audit Committee is, on behalf of the Board of Directors, to review financial statements, audit results, internal controls, and other financially oriented Fund activities, and to monitor the exercise of management and external auditor responsibilities. During 1996, the Audit Committee held one meeting.

     The Board of Directors has a standing Executive Committee which consists of the two Directors who are "interested persons" of the Fund. The purpose of the Executive Committee is to exercise, as required, the powers and authority of the Board of Directors, within certain limitations as prescribed in the Bylaws of the Fund.

     During 1996, the Board of Directors held six meetings. No
Director attended fewer than 75% of
the aggregate of the Board of Directors meetings and Committee meetings as applicable to him.

Interested Persons

     The Fund considers Mr. Motz and Mr. Wooden each to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company
Act of 1940. Mr. Motz is Senior
Vice-President, Employee Benefits of Great-West and GWL&A.  Mr.
Wooden is Senior Vice President,
Financial Services of Great-West and GWL&A.

Compensation

     The Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of Great-West or its subsidiaries. The Fund pays the disinterested Directors, and during 1996 paid each of the three disinterested Directors $800 per meeting attended and paid all of the actual out-of-pocket expenses of such Directors relating to attendance at meetings, as well as an annual retainer of $7,500 in two installments. Such fees and expenses aggregated $26,850 for the period from January 1, 1996 to December 31, 1996.

Officers of the Fund

     The following information is furnished with respect to the officers of the Fund:

Name and Office          Principal Occupation          Age  Officer
with the Fund            During the Last 5 Years            Since

James D. Motz*           Senior Vice-President,        47   1996
5037 E. Nichols Place    Employee Benefits, of GWL&A
Littleton, Colorado 80122(since 1992); Senior Vice-President,
                         Employee Benefits of Great-West
                         (since 1991)

Glen R. Derback          Vice-President, Financial Control 45 1985
Treasurer                of Great-West (since 1984); Vice
                         President, GWL&A (since 1981)

Ruth B. Lurie            Vice-President and Counsel (U.S.) 56 1988
Secretary                of Great-West and GWL&A (since 1988)

Name and Office          Principal Occupation          Age  Officer
with the Fund            During the Last 5 Years            Since

Bruce A. Burrey          Assistant Vice-President,     49   1983
Controller               Financial Management, Financial
                         Services of Great-West and GWL&A
                         (since 1995); Assistant Vice-President,
                         Accounting Services of Great-West and
                         GWL&A (since 1984)

Mark J. Pavlik           Manager, Financial Control of GWL&A 36
1991                     Assistant Controllerand Great-West (since
                         July 1991)

Beverly A. Byrne         Assistant Counsel of GWL&A   41   1988
Assistant Secretary      and Great-West (since 1993); Attorney with
                         Great-West (1988-1993)

Stock Ownership

     In 1996, none of the Directors or Officers of the Fund made any purchases or sales of the outstanding common stock of the Fund, its parents, subsidiaries, investment adviser or affiliates of the investment adviser.

Vote Required

     In order to approve this Proposal, the affirmative vote of the holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present, is required.

PROPOSAL 2: SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP, independent auditors, to examine the financial statements of the Fund for the fiscal year ending December 31, 1997. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying
Proxy will be voted in favor of ratifying the selection of Deloitte
& Touche.

     Deloitte & Touche also acts as independent auditors for The Great-West Life Assurance Company and all of its subsidiaries and for the other investment companies for which GWCMI acts as investment adviser, Great-West Variable Annuity Account A and Orchard Series Fund. Audit services performed by
Deloitte & Touche during the fiscal year most recently completed included examinations of the financial statements of the Fund, services related to filings with the Securities and Exchange Commission, and consultation on matters related to accounting and financial reporting. Representatives of Deloitte & Touche are not expected to be present at the Meeting.

Vote Required

          In order to approve this Proposal, the affirmative vote of the holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present, is required.

The Board of Directors, including the independent directors, recommends a vote FOR.


PROPOSAL 3:  CHANGE OF INVESTMENT SUB-ADVISOR OF FOREIGN EQUITY
PORTFOLIO

Background

     GW Capital Management, Inc. ("GWCMI"), a Colorado corporation, is the investment adviser to the Fund pursuant to an investment advisory agreement dated November 1, 1996 (the "Agreement") which will remain in effect until April 10, 1997. While GWCMI is at all times subject to the direction of the Board of Directors of the Fund, the Agreement provides that GWCMI, subject to the review of the Board of Directors, is responsible for the actual day-to-day management of the Fund and its Portfolios.

     GWCMI is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company
("GWL&A") which is a wholly-owned subsidiary of The Great-West Life Assurance Company ("Great-
West"), a Canadian stock life insurance company. Great-West is a 99.4% owned subsidiary of Great-
West Lifeco Inc., which in turn is an 86.4% owned subsidiary of Power Financial Corporation, Montreal,
Quebec. Power Corporation of Canada, a holding and management company, has voting control of
Power Financial Corporation of Canada. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

     GWCMI contractually delegated responsibility for the day-to-day management of the Foreign
Equity Portfolio (the "Portfolio") to Draycott Partners, Ltd. ("Draycott"). Effective February 14, 1997, the
sub-advisory arrangement with Draycott was terminated by mutual agreement among the Fund, GWCMI
and Draycott.   Pursuant to the provisions of Rule 15a-4 of the
Investment Company Act of 1940 (the
"1940 Act"), Loomis, Sayles & Company, L.P. ("Loomis Sayles") commenced acting as sub-adviser to the Portfolio on an emergency temporary basis.

Proposal

     It is proposed that Loomis Sayles be approved as the permanent sub-adviser to the Portfolio.
Loomis Sayles is a Delaware limited partnership, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is One Financial Center, Boston,
Massachusetts 02111. Loomis Sayles among other funds, also manages the Loomis Sayles International
Equity Fund and the New England International Fund and serves as the sub-adviser of the Small-Cap
Aggressive Growth and Corporate Bond Portfolios of the Fund.

     The material terms and provisions of the sub-advisory agreement with Draycott are the same, in all substantive respects, as those to which Loomis Sayles currently is and will continue to be subject if the proposed sub-advisory agreement with Loomis Sayles for the Portfolio is proposed.

     The compensation paid both to GWCMI and Loomis Sayles with respect to the Portfolio remains unchanged. As compensation for its services to the Fund, GWCMI receives monthly compensation at the annual rate of 1.00% of the average daily net assets of the Portfolio. GWCMI pays all compensation of, and furnishes office space for, officers and employees of GWCMI connected with investment management of all Portfolios of the Fund, as well as the fees of all directors of the Fund who are affiliated persons of GWCMI. All other expenses incurred in the operation of the Portfolio, including general administrative expenses, are borne by the Portfolio. Accounting services are provided for the Portfolio by GWCMI and the Portfolio reimburses GWCMI for its costs in connection with such services. However, GWCMI shall pay any expenses of the Portfolio which exceed an annual rate of 1.50%.

     The sub-adviser bears all expenses in connection with the performance of its services for the Portfolio, such as compensating and furnishing all the space for its officers and employees connected with the investment and economic research, trading and investment management of the Portfolio. GWCMI is responsible for compensating Loomis Sayles. With respect to the Portfolio, GWCMI compensates the sub-adviser at the annual rate of .60% on the first $10 million of assets, .50% on the next $40 million of assets and .35% on all amounts over $50 million of the Portfolio.

     The day-to-day manager of the Portfolio is Paul Drexler. Mr. Drexler is Vice President of Loomis
Sayles.  He also serves as the Fund Manager of the Loomis Sayles
International Equity Fund (since 1996)
and the New England International Fund (since 1997.)

If this proposal is approved at the meeting, value held under a contract will remain in the sub-account that invests in the Foreign Equity Portfolio unless instructions are received from the Contractowner to move the funds into other available portfolios.

     The Fund's Board of Directors has approved and recommended that the shareholders of the
Portfolio approve a new sub-advisory agreement with Loomis Sayles which would be substantively identical to the sub-advisory agreement (except for its effective and termination date), with Draycott. If the shareholders of the Portfolio approve the sub-advisory agreement with Loomis, the sub-advisory agreement will become effective May 1, 1997. A copy of the proposed sub-advisory agreement is attached to this Proxy Statement as Exhibit 1.

Evaluation of the Board of Directors

        At a special meeting of the Board held on January 30, 1997, at which a majority of the Independent Directors were in attendance, the Directors evaluated the proposed sub-advisory agreement for Loomis Sayles to assume the day-to-day management of the Portfolio. Prior to and during the meeting, the Directors requested and received all information they deemed necessary to enable them to determine whether such proposed sub-advisory agreement is in the best interests of the Fund, the Portfolio and their shareholders. In reviewing the materials provided to them, including financial information concerning Loomis Sayles, the Directors considered the following factors: 1) the types of services to be received by the Portfolio would not be different from those provided by the prior sub-advisor, Draycott; 2) the form of the proposed sub-advisory agreement is the same in all material respects to the old sub-advisory agreement with Draycott; 3) the investment advisory fee as a percentage of net assets payable by the Portfolio would remain the same under the proposed agreement. (Thus, if the investment advisory fee under the proposed agreement had been in effect for the Portfolio's most recently completed fiscal year, the advisory fee paid to Loomis Sayles would have been identical to the fee actually paid under the agreement with Draycott. The Board also took into account the resources and capability of Loomis Sayles to provide investment management services to the Portfolio and noted that Loomis
Sayles has sufficient prior experience in managing portfolios of this type.

        Based on the Directors' review of the materials they received, and their evaluation of the factors noted above, the Directors determined that the proposed sub-advisory agreement pursuant to which
Loomis Sayles would assume the day-to-day management of the Portfolio was fair, reasonable and in the best interests of the Fund, the Portfolio and their shareholders. Accordingly, the Board, including all of the Independent Directors, unanimously approved the proposed sub-advisory agreement pursuant to which Loomis Sayles will assume, on a permanent basis, the day-to-day management of the
Portfolio and voted to recommend that all of the Portfolio's shareholders vote to approve the proposed sub-advisory agreement.

Information Concerning the Sub-Adviser

     Loomis Sayles, One Financial Center, Boston, Massachusetts 02111, a Delaware limited partnership, is a registered investment adviser with the Securities and Exchange Commission. GWCMI has contracted with Loomis Sayles for investment advisory and research services on behalf of the Small-
Cap Aggressive Growth and Corporate Bond Portfolios of the Fund, as well as on an emergency temporary basis for the Foreign Equity Portfolio. Loomis Sayles has the primary responsibility for providing portfolio investment management services to these Portfolios.

     Loomis Sayles' sole general partner, Loomis, Sayles & Company, Incorporated ("LCSI"), is a wholly owned subsidiary of NEIC Holdings, Inc. ("NEIC Holdings"). NEIC is in turn a wholly owned subsidiary of New England Investment Companies, L.P. ("NEIC"). NEIC's sole general partner is New England
Investment Companies, Inc., which is a wholly-owned subsidiary of Metropolitan Life Insurance Company
("MetLife") through MetLife's wholly-owned subsidiary, MetLife New England Holdings, Inc. MetLife owns indirectly a majority of the outstanding limited partnership interest in NEIC.

     The principal executive officer of Loomis Sayles is Robert
Blanding, whose principal occupation
is his position with Loomis Sayles. Mr. Blanding's address is 465 First Street West, Sonoma, California
95476.

     Loomis Sayles acts as investment adviser to the following other mutual funds that have similar investment objectives and policies to the Portfolio, for compensation at the annual fee rate of the corresponding average net assets levels of that fund set forth in the table below. The tables also sets forth the net assets of that other fund as of December 31, 1996:

Other Fund with          Net assets of other Annual Fee
Similar Objective        Fund (in millions)  Rate

Loomis Sayles            $90,662,435         0.75% of
International Equity Fund                    all assets*

New England
International Equity Fund**$210,046,738      0.40% of first $200
                                             million of average
                                             daily net
                                             assets and 0.35% of
                                             assets in
                                             excess of $200 million

* Loomis Sayles has voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear expenses of the Loomis Sayles International Equity Fund to the extent necessary to limit total operating expenses of each class of shares of such Fund to specified annual percentage rates of such Fund's average net assets.

**Loomis Sayles commenced acting as sub-adviser to this fund on a temporary basis under Rule 15a-4 of the 1940 Act on February 14, 1997.

Portfolio Transactions and Brokerage

     Some of the portfolio transactions with respect to the Portfolio are placed with broker-dealers who provide Loomis Sayles with supplementary investment and statistical information or furnish market quotations to the Portfolio or other clients advised by Loomis Sayles, as applicable. Although it is not possible to assign an exact dollar value to those services, they may, to the extent used, tend to reduce expenses of Loomis Sayles, as applicable. The services may also be used by Loomis Sayles in connection with its other advisory accounts and in some cases may not be used with respect to the Portfolio.

     In placing orders for the purchase and sale of portfolio securities, Loomis Sayles, with respect to the Portfolio, selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rate which, when combined with the quality for the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid.
However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of capital commitment by the broker in connection with the order, are taken into account. The Portfolio will not pay a broker a commission at a higher rate than otherwise available for the same transaction due to the value of research services provided by the broker or of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

Vote Required

     As provided under the 1940 Act, approval of the proposed sub-advisory agreement with Loomis
Sayles will require the affirmative vote of the majority of the outstanding shares of the Portfolio, voting separately as a class. Such a majority is defined in the 1940 Act as the lessor of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Portfolio.

THE DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS,
RECOMMEND
THAT SHAREHOLDERS OF THE PORTFOLIO VOTE TO APPROVE THE PROPOSED
SUB-ADVISORY
AGREEMENT AMONG THE FUND, GWCMI AND LOOMIS SAYLES FOR THE
PORTFOLIO.


PROPOSAL 4: CHANGE OF FEES PAID TO SUB-ADVISOR OF MIDCAP PORTFOLIO

Background

     GW Capital Management, Inc. ("GWCMI"), a Colorado corporation, is the investment adviser to the Fund pursuant to an investment advisory agreement dated November 1, 1996 (the "Agreement") which will remain in effect until April 10, 1997. While GWCMI is at all times subject to the direction of the Board of Directors of the Fund, the Agreement provides that GWCMI, subject to the review of the Board of Directors, is responsible for the actual day-to-day management of the Fund and its Portfolios.

     GWCMI is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company
("GWL&A") which is a wholly-owned subsidiary of The Great-West Life Assurance Company ("Great-
West"), a Canadian stock life insurance company. Great-West is a 99.4% owned subsidiary of Great-
West Lifeco Inc., which in turn is an 86.4% owned subsidiary of Power Financial Corporation, Montreal,
Quebec. Power Corporation of Canada, a holding and management company, has voting control of
Power Financial Corporation of Canada. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

     GWCMI has contractually delegated responsibility for the day-to-day management of the MidCap
Portfolio (the "Portfolio") to Janus Capital Corporation ("Janus").



     As compensation for its services to the Fund, GWCMI receives monthly compensation at the annual rate of 0.95% of the average daily net assets of the Portfolio. GWCMI pays all compensation of, and furnishes office space for, officers and employees of GWCMI connected with investment management of all Portfolios of the Fund, as well as the fees of all directors of the Fund who are affiliated persons of GWCMI. All other expenses incurred in the operation of the Portfolio, including general administrative expenses, are borne by the Portfolio. Accounting services are provided for the Portfolio by GWCMI and the Portfolio reimburses GWCMI for its costs in connection with such services. However, GWCMI shall pay any expenses of the Portfolio which exceed an annual rate of 1.10%.

     Janus bears all expenses in connection with the performance of its services for the Portfolio, such as compensating and furnishing all the space for its officers and employees connected with the investment and economic research, trading and investment management of the Portfolio. GWCMI is responsible for compensating Janus. GWCMI currently compensates Janus at the annual rate of .60% on the first $100 million of assets, and .55% on all amounts in excess of $100 million of assets of the Portfolio.

Proposal

     It is proposed that the sub-advisory fees paid by GWCMI to Janus be changed as follows:

     Current Fee                         Proposed Fee
     .60% on first $100 million          .60% on first $100 million
     .55% on all assets over $100 million.55% on next $400 million
                                         .45% on all assets over
                                         $500 million

As of the Record Date (February 28, 1997), assets in the MidCap
Portfolio were $224 million.

If this proposal is approved at the meeting, the total management fee paid by shareholders with respect to the Portfolio will not change. The management fee will continue to be at the annual rate of 0.95% of the average daily net assets of the Portfolio and GWCMI shall pay any expenses of the Portfolio which exceed an annual rate of 1.10%.

     The Fund's Board of Directors has approved and recommended that the shareholders of the
Portfolio approve an amendment to the sub-advisory agreement with Janus which only changes the current sub-advisory agreement with respect to the fees paid by GWCMI to Janus. If the shareholders of the Portfolio approve the amendment to the Janus sub-advisory agreement, the amendment will become effective May 1, 1997. A copy of the sub-advisory agreement, with the amendment relating to the Portfolio, is attached to this Proxy Statement as Exhibit 2.

Evaluation of the Board of Directors

     At a special meeting of the Board held on January 30, 1997, at which a majority of the
Independent Directors were in attendance, the Directors evaluated the proposed sub-advisory agreement amendment to change the sub-advisory fees paid to Janus for management of the Portfolio. Prior to and during the meeting, the Directors requested and received all information they deemed necessary to enable them to determine whether such amendment is in the best interests of the Fund, the Portfolio and their shareholders.

     Based on the Directors' review and the evaluations of the materials they received, and in consideration of all factors deemed relevant to them, the Directors determined that the proposed amendment to the change the sub-advisory fees paid to Janus for management of the Portfolio was fair, reasonable and in the best interests of the Fund, the Portfolio and their shareholders. Accordingly, the
Board, including all of the Independent Directors, unanimously approved the proposed amendment to the sub-advisory agreement pursuant to which the sub-advisory fees paid to Janus be revised and voted to recommend that all of the Portfolio's shareholders vote to approve the new proposed amendment to the sub-advisory agreement.

Information Concerning the Sub-Adviser

     Janus, 100 Fillmore Street, Denver, Colorado 80206, a Colorado corporation, is a registered investment adviser with the Securities and Exchange Commission.
GWCMI has contracted with Janus
for investment advisory and research services on behalf of the Portfolio. Janus has the primary responsibility for providing portfolio investment management services to this Portfolio.

     The principal executive officers and directors of Janus are:

Name
Position with Janus
Other Business

Thomas H. Bailey
President, Director and Chairman, Chief Executive Officer
Chairman of Trustees and President of Janus Aspen Series and Janus Investment Fund, Denver, Colorado; Chairman and Director
IDEX Management, Inc., Largo, FL

James P. Craig, III
Vice President, Director and Chief Investment Officer
Executive Vice President and Trustee Janus Aspen Series, Janus
Investment Fund, Denver, CO

Michael E. Herman
Independent Director
Chairman, Finance Committee
Ewing Marion Kauffman Foundation, Kansas City,
MO; President, Kansas City Royals Baseball
Team

Thomas A. McDonnell
Independent Director
President, Treasurer and Director, DST Systems
Inc., Kansas City, MO; Executive Vice President and Director, Kansas City Southern Industries,
Inc., Kansas City, MO; Directors, First of
Michigan Capital Corporation, Detroit, MI

Michael Stolper
Independent Director
President, Stolper & Co., Inc., San Diego, CA;
President, Seaport Venture, Inc., San Diego, CA

Landon H. Rowland
Independent Director
President and Chief Executive Officer, Kansas
City Southern Industries, Inc., Kansas City, MO

     Janus acts as investment adviser to the following other mutual funds that have similar investment objectives and policies to the Portfolio, for compensation at the annual fee rate of the corresponding average net assets levels of that fund set forth in the table below. The tables also sets forth the net assets of that other fund at December 31, 1996:

Other Funds with         Net asset of other  Annual Fee
Similar Objective        Fund (in millions)  Rate

Janus Investment Fund    $721,395,437        1.00% of first $30
                                             million
  Janus Enterprise Fund                      .75% of next $270
                                             million
                                             .70% of next $200
                                             million
                                             .65% on assets over
                                             $500 million

Janus Aspen Series       $383,067,110        1.00% of first $30
                                             million1
  Aggressive Growth Portfolio                .75% of next $270
                                             million
                                             .70% of next $200
                                             million
                                             .65% on assets over
                                             $500 million

Allmerica Investment Trust$142,897,504       .60% on first $100
                                             million
  Select Capital Appreciation Fund           .55% on assets over
                                             $100 million

JNL Series Trust         $36,716,555         .55% on first $100
                                             million
  JNL Capital Growth Series                  .50% on next $400
                                             million
                                             .45% on assets over
                                             $500 million

John Hancock Variable Series Trust I  $16,254,216  .60% on first
                                             $100 million
  Mid Cap Growth Portfolio                   .55% on assets over
                                             $100 million

Sierra Trust Funds       $329,949,469        .55% on first $100
                                             million
  Emerging Growth Fund                       .50% on assets over
                                             $100 million

The Sierra Variable Trust$55,909,590         .55% on first $25
                                             million
  Emerging Growth Fund                       .50% on assets over
                                             $25 million

IDEX Series Fund         $24,846,428         .50% of fees received
                                             by Adviser
  IDEX Capital Appreciation Portfolio        less 50% of fee waiver
                                             or reimbursement2


1 Janus has agreed to reduce this Portfolio's advisory fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rate of Janus Enterprise Fund was .72% for the quarter ended December 31, 1996.

2 Adviser's fee is 1.00% of first $750 million, 0.9% of next $250 million, and 0.85% of assets in excess of $1 billion.

Portfolio Transactions and Brokerage

     Some of the portfolio transactions with respect to the Portfolio are placed with broker-dealers who provide Janus with supplementary investment and statistical information or furnish market quotations to the Portfolio or other clients advised by Janus, as applicable.
Although it is not possible to assign an exact dollar value to those services, they may, to the extent used, tend to reduce expenses of Janus, as applicable. The services may also be used by Janus in connection with its other advisory accounts and in some cases may not be used with respect to the Portfolio.

     In selecting brokers and dealers and in negotiating commissions, Janus considers a number of factors, including but not limited to; Janus' knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security being purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services;
financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a fund or to a third party service provider to the fund to pay fund expenses; and research products or services provided. In recognition of the value of the foregoing factors, Janus may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if Janus determines in good faith that such amount of commission was reasonable in relation tot he value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus.

Vote Required

     As provided under the 1940 Act, approval of the proposed amendment to the sub-advisory agreement with Janus will require the affirmative vote of the majority of the outstanding shares of the Portfolio, voting separately as a class. Such a majority is defined in the 1940 Act as the lessor of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Portfolio.

THE DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS,
RECOMMEND
THAT SHAREHOLDERS OF THE PORTFOLIO VOTE TO APPROVE THE PROPOSED
AMENDMENT
TO THE SUB-ADVISORY AGREEMENT AMONG THE FUND, GWCMI AND JANUS FOR
THE
PORTFOLIO.

                     ADDITIONAL INFORMATION


Distribution Arrangements

     On April 1,1982 the Fund entered into a Share Purchase Agreement with GWL&A with respect to the sale of the Fund's shares to Maxim Series Account of GWL&A. On April 1,1984 the Fund entered into a Share Purchase Agreement with GWL&A with respect to the sale of the Fund's shares to FutureFunds
Series Account of GWL&A. On July 1, 1985 the Fund entered into a Share Purchase Agreement with
GWL&A with respect to the sale of the Fund's shares to Pinnacle Series Account. On May 1, 1995, the
Fund entered into a Share Purchase agreement with GWL&A with respect to sale of the Fund's shares with Retirement Plan Series Account of GWL&A. Such shares are and will be sold at their respective net asset values and therefore will involve no sales charge. The Share Purchase Agreements continue in effect until terminated by the mutual written consent of the parties.

Shareholder Proposals

     If a shareholder intends to present a proposal at the 1998 Annual Meeting of Shareholders of the Fund and desires to have the proposal included in the Fund's Proxy Statement and Form of Proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by December 1, 1997. The expense of preparing, printing and mailing of the enclosed Form of Proxy and accompanying Notice and
Proxy Statement will be borne by the Fund.

The Fund will furnish, without charge, a copy of 1996 annual report and the June 30, 1996 semi-annual report upon request to: Ms. Lori Schmidtke, 8515 E. Orchard Road, Englewood, CO 80111;
(800) 537-2033, ext. 4538.

                                   BY ORDER OF THE BOARD OF
DIRECTORS

                                      /s/ Ruth B. Lurie

                                   Ruth B. Lurie
                                   Secretary
March 21, 1997
                            EXHIBIT 1

                     SUB-ADVISORY AGREEMENT

     SUB-ADVISORY AGREEMENT (herein "the Agreement" or "this
Agreement")
made this       day of          , 1997 by and between G W Capital
Management, Inc., a
Colorado corporation, registered as an investment adviser under the Investment Advisers
Act of 1940 ("the Adviser"), Loomis, Sayles & Company, L.P., a Delaware limited partnership registered as an Investment Adviser under the Investment Advisers Act of 1940
("the Sub-adviser"), and Maxim Series Fund, Inc., a Maryland corporation ("the Fund"), this
Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the Foreign Equity Portfolio of the Fund (the "Portfolio"), in conjunction with the
Adviser, as follows:

                            ARTICLE I
                            Preamble
     The Fund entered into an Investment Advisory Agreement with the Adviser, which agreement is dated November 1, 1996, and as thereafter amended. This advisory agreement and all amendments thereto are hereinafter referred to as "the GW Agreement". In the GW
Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund's affairs. The
Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolio only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

                           ARTICLE II
                    Duties of the Sub-adviser
     The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolio, and, subject to the review of the Board of
Directors of the Fund ("the Board"), to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.
     A. Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolio, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:
          (a) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the
     Portfolio;
          (b) consult with the Adviser and with the Board and furnish to the
     Adviser and the Board recommendations with respect to an overall investment plan for the Portfolio for approval, modification, or rejection by the Board;
          (c) seek out, present, and recommend specific investment opportunities for the Portfolio, consistent with an overall investment plan
     approved by the Adviser and the Board;
          (d) take such steps as are necessary to implement any overall investment plan approved by the Board for the Portfolio, including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund's Registration Statement, management of investments and any other property of the Portfolio, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;
          (e) regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolio;
          (f) communicate on trade date to the Adviser the purchases and sales within the Portfolio;
          (g) arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolio for the appropriate delivery of the investment or other asset;
          (h) report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolio;
          (i) maintain all required records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolio;
          (j) arrange with the Investment Operations Department of the
     Adviser an administrative process which permits the Adviser to appropriately reflect in its daily determination of unit values, the expenses that will be borne directly by the Portfolio and which are incurred as a result of providing investment management services to the Portfolio.
     The Adviser will continue to provide all of the services described in the GW
Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.
     If, in the judgment of the Sub-adviser, the Portfolio would be benefitted by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized after consultation with the Adviser to obtain, and pay at its own expense, for such information.
     B. Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolio and/or
Fund as stated in its Registration Statement, as amended from time to time, filed with the
Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.
     The Fund has furnished or will furnish the Sub-adviser with copies of the Fund's
Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

                           ARTICLE III
                 Compensation of the Sub-adviser
     A. Investment Advisory Fee. The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolio, as described in
Article II of this Agreement,
based on an annual percentage of the assets of the Portfolio (the "NAV Fee") as set forth below:

                    Annual Fee     Assets
                    .60%      first $10 million
                    .50%      next $40 million
                    .35%      over $50 million

This calculation will be based on the average daily net assets of the Portfolio during such month.
     B. Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof.

These expenses include
only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio).
     As described in the GW Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolio and all of its general administrative expenses.

                           ARTICLE IV
              Portfolio Transactions and Brokerage
     The Sub-adviser agrees to determine the securities to be purchased or sold by the
Portfolio, subject to the provisions of Article II regarding co-ordination with and supervision by the Adviser and the Fund's Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter selected by the Sub-adviser, subject to the following limitations.
     The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and will use its best efforts to obtain the most favorable net results and execution of the Portfolio's orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.
     The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section
28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser's over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolio for the purchases and sales of its portfolio securities.
The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.
     Subject to the above requirements and compliance with the provisions of the
Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the
Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

                            ARTICLE V
                  Activities of the Sub-adviser
     The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services or other services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement.
It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.
     It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolio in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the
Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser will be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.
     Securities held by the Portfolio may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which the Sub-adviser or its affiliates act as investment adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.
     It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

                           ARTICLE VI
                 Effectiveness of the Agreement
        The Agreement shall not become effective (and the
Sub-adviser shall not serve or act
as hereunder) unless and until it is approved by (i) the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement; and, (ii) the shareholders of the Portfolio in accordance with the 1940 Act, to the extent such approval is required under the 1940 Act, and this
Agreement shall come into full force and effect on the date on which all of these conditions are met.

                           ARTICLE VII
                Term of the Agreement; Amendment
The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This
Agreement:
     (a) shall not be terminated by the Sub-adviser without sixty days prior written notice;
     (b) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, on sixty days written notice to the Sub-adviser;
     (c) may be amended only by a written instrument signed by the Fund, the
          Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of the
          Portfolio; and
     (d) shall automatically terminate upon assignment by either party.

                          ARTICLE VIII
                          Recordkeeping
     The Sub-adviser agrees that all accounts and records which it maintains for the
Portfolio shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner; provided, however, that the Sub-adviser may make such records and accounts available to its legal counsel and independent auditors. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Sub-adviser's offices upon reasonable prior written notice. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency having jurisdiction.

                           ARTICLE IX
                  Liability of the Sub-adviser
     In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the
Fund or any shareholder in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

                            ARTICLE X
                         Indemnification
     Subject to Article IX, the Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities (or omissions by the
Sub-adviser to carry out its obligations hereunder) of the Sub-adviser under this Agreement, including the activities of the Sub-adviser's officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this
Agreement.
     The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the GW Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser's officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement.

                           ARTICLE XI
         Agreements, Representations and Indemnification
                 Related to Disclosure Documents
     A. The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolio for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The
Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolio.
     B. The Fund and the Adviser, jointly and severally, represent and warrant to the
Sub-adviser that the Disclosure Documents will fully comply with the provisions of the
Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the
Investment Company Act of 1940, as amended, and other applicable laws, and the
Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the
Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

The Fund and the
Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure
Documents untrue in any material respect or requires the making of any changes in the
Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the
Disclosure Documents based upon information furnished in writing to the Fund or the
Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure
Document.
     The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used, or which the Sub-adviser has acknowledged is to be used, in a particular Disclosure Document will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities
Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws, and that such information at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Sub-adviser will promptly notify the Fund and the Adviser of the happening of any event which in the judgment of the
Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Statement.
     C. Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a "Sub-adviser Indemnified Party"), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed prior to, on or subsequent to the date first above-written (such documents being herein referred to as "Disclosure Documents") or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.
     If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser
Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified
Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment.
     Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either
Section 15 of the
Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

In case any action
or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the
Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the
Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.
     D. The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of
(a) any investigation made
by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

                           ARTICLE XII
                          Proprietary Rights
        The Adviser agrees and acknowledges that the Sub-adviser is the sole owner of the name "Loomis Sayles & Company, L.P." and that all use of an designation consisting in whole or part of "Loomis Sayles & Company, L.P." under this Agreement shall insure to the benefit of the Sub-adviser. The Adviser on its own behalf and on behalf of the Fund agrees not to use any such designation in any advertisement or sales literature or other materials promoting the Fund or Portfolio, except with the prior written consent of the Sub-adviser.
Without the prior written consent of the Sub-adviser, the Adviser shall not, and the Adviser shall use its best efforts to cause the Fund not to, make representations regarding the Sub-adviser in any disclosure document, advertisement or sales literature or other materials relating to the Fund or the Portfolio. Upon termination of this Agreement for any reason, the Adviser shall cease, and the Adviser shall use its best efforts to cause the Fund to cease, all use of any such designation as soon as reasonably practicable.

                             ARTICLE XIII
                          Governing Law
     This Agreement is subject to the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange
Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolio, the term "majority of the outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

                              ARTICLE XIV
                          Counterparts
     This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.



Witness:                 G W CAPITAL MANAGEMENT, INC.



                         By:

                         Address:  8515 East Orchard Road
                                   Englewood, CO  80111
                                   Attn:  Secretary



Witness:                 LOOMIS, SAYLES & COMPANY, L.P.



                         By:

                         Address:  One Financial Center
                                   Boston, MA  02111
                                   Attn:  General Counsel



Witness:                 MAXIM SERIES FUND, INC.



                         By:

                         Address:  8515 East Orchard Road
                                   Englewood, CO  80111
                                   Attn:  Secretary

                            EXHIBIT 2

                          Amendment to
                     Sub-Advisory Agreement


     The following amendment is made to the Sub-Advisory Agreement dated January 1, 1994, by and between Maxim Series Fund, Inc. (the "Fund"), G W Capital
Management, Inc. (the "Advisor") and Janus
Capital Corporation (the "Sub-Advisor") (the "Agreement"), as amended November 1, 1996 and is hereby incorporated into and made a part of the Agreement:

1. The Fee Schedule is amended by deleting the existing language and substituting the following:

Adviser will pay on the last day of each month as monthly compensation to the Sub-Advisor for the services rendered by the Sub-Advisor pursuant to the Sub-Advisory
Agreement among Janus Capital
Corporation, G W Capital Management, Inc. and Maxim Series Fund,
Inc., based on an annual percentage
of the assets of the Portfolio as set forth below:

Annual Percentage                  Monthly Percentage

 .60% on the first $100 million     .0499% on the first $100 million
 .55% on the next $400 million      .0457% on the next $400 million
 .45% on all assets over $500 million  .0374% on all assets over
                                      $500 million



     IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers as of the 1st day of May, 1997.
                              MAXIM SERIES FUND, INC.


Attest:                       By:

Name:                         Name:J.D. Motz
Title:                        Title:President

                              G W CAPITAL MANAGEMENT, INC.


Attest:                       By:

Name:                         Name:M. Corbett
Title:                        Title:President

                              JANUS CAPITAL CORPORATION


Attest:                       By:

Name:                         Name:
Title:                        Title: